UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 March 14, 2003

                              Ingenuus Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

           000-22565                               77-0838686
    ---------------------           -----------------------------------
      (Commission File No.)           (IRS Employer Identification Number)

                                7455 Longard Road
                               Livermore, CA 94550
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (916) 353-0202
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 3.  Bankruptcy or Receivership.

     On March 14, 2003 the Company filed a voluntary petition under Chapter 7 of the Bankruptcy Act in the United States Bankruptcy Court located at 1300 Clay Street, Oakland CA 94612. The Company's officers and directors (except Michael
J. Carroll, Chairman of the Board of Directors) have all resigned and a trustee will be appointed by the Bankruptcy Court to assume jurisdiction over all the assets and business of the Company. The name of the bankruptcy trustee is not known at this time.



Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         2.1     Financial statements of the Registrant


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Ingenuus Corporation


    Dated:  March 14, 2003               By: /s/  MICHAEL J. CARROLL
                                         ----------------------------
                                         Michael J. Carroll
                                         Chairman


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                              INGENUUS CORPORATION

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


 Exhibit No.    Description
 ----------     ------------

    2.1         Financial statements of the Registrant





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